EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF EBULLION, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of eBullion, Inc. for the quarter ended June 30, 2017, the undersigned, Kee Yuen Choi, Secretary and Treasurer of eBullion, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 fairly presents, in all material respects, the financial condition and results of operations of eBullion, Inc.

Date: August 21, 2017	By:	/s/ Kee Yuen Choi
President and Chief Executive Officer, and Chief Financial Officer
(principal executive officer, principal accounting officer and principal financial officer)